Exhibit 99.1

Savannah, Georgia Tronox 2006 Analyst Day

Forward Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Introductions Tom Adams - Chairman & Chief Executive Officer Mary Mikkelson - Senior VP & Chief Financial Officer Marty Rowland - Chief Operating Officer Steve Wachnowsky - VP Global Pigment Operations Brad Ashton - Savannah Plant Manager

Agenda 9:35 a.m. - 10:00 a.m. 10:00 a.m. - 10:15 a.m. 10:15 a.m. - 10:30 a.m. 10:30 a.m. - 10:45 a.m. Business Update - Tom Adams Global Operations - Marty Rowland Savannah Overview - Steve Wachnowsky Q&A

Tom Adams - Chairman and CEO

Business Overview Tronox Evolution Our Strategic Focus TiO2 Market Review Supply and demand Macro-economic situation Hurricane impact

Tronox History Little or no focus on cash Volume oriented Grow through acquisition Lack of capital discipline Hold on to stranded assets KM Chemical

Tronox Stand-Alone Focus Little or no focus on cash Volume oriented Grow through acquisition Lack of capital discipline Hold on to stranded assets Focus on cash Market segmentation Extract more from existing assets Capital discipline Monetize stranded assets KM Chemical Tronox

Strategic Focus Move Tronox to Top-Quartile Performance Project Cornerstone Focus on Growth 3% per year Future brownfield to service high-growth Asian market Reduce Debt to Cap Target = 35% - 40% Land sales Excess free cash flow Evaluate Acquisition Opportunities Vertical and horizontal

Market Leader DuPont Millennium Tronox Kronos Huntsman Others 2005 Global TiO2 Market Nameplate TiO2 Capacities 4.4 MM Tonnes 1,125 670 624 510 550 1,635 DuPont Millennium Tronox Huntsman Kronos Others East 0.23 0.14 0.13 0.11 0.11 0.28 Source: TZMI

TiO2 Capacity Trends CAGR 5% 1% Capacity Growth Rates Source: Company Estimates Chloride Proprietary technology Less labor and energy intensive Less waste 60% of global capacity Sulfate Readily available technology Labor and energy intensive More waste 40% of global capacity CAGR 5% 1% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Sulfate 1905 1900 1925 1950 1925 1900 1900 1900 1950 2000 2010 2020 2050 2070 2090 2142 Chloride 1432 1550 1625 1700 1900 2100 2200 2300 2400 2500 2600 2750 2850 2900 2945 2948 CAGR 5% 1%

TiO2 Global Demand 4.4 MM Tonnes Americas Europe Asia/Pacific East 0.018 0.027 0.043 World Wide TiO2 Sales 0.029 0.029 0.029 Worldwide Average 2.9% Americas Europe Asia/Pacific East 0.34 0.35 0.31 2005 TiO2 Global Demand 5-Year Forward Growth Rates Source: Company Estimates

TiO2 Consumption Source: Company Estimates and U.S. Government Population Statistics

TiO2 Supply / Demand Supply / Demand is Tight 2006 Will be the Lowest Supply to Demand Ratio in Two Decades Capacity Rationalization of 218 MT or 11% of Sulfate Capacity Since 2001 Major Brown / Greenfield Efforts Needed Pre-2009 From 2005 to 2010, Minimum of 550 MT Needed Assuming 95% Capacity Utilization (M Tonnes) Source: Company Estimates TiO2 Supply / Demand

Current Macro-Economic Situation ? GDP North America Inflation risks Lukewarm job creation and waning housing market Declining energy prices buoy future prospects Europe Gross fixed investment driving growth Eastern Europe growth strong Industrial production strongest in years (led by Germany) Positive labor market movements Taxation structure changes and slow social reforms impacting 2007 prospects Asia / Pacific Leading indicators continue to strengthen Slow down in fixed asset investment could moderate growth moving forward Regional Health Gauge (major country proxy) 2005 Actual 3.2% 1.7% 5.1% 3.4% World 3.3% 2.7% 5.3% 3.8% 2006 Forecast Source: Consensus Economics 2.6% 2.2% 4.6% 3.2% 2007 Forecast Germany China United States

Industry Inventory Position Hurricane Katrina Impact Rapid decline in Q4 2005 and Q1 2006 High operating rates and restart of hurricane impacted facilities increased inventories Strong global demand continues to pull down inventories High inventories Low inventories Hurricane impact Led to significant pricing increases Source: Company Estimates

Marty Rowland - Chief Operating Officer

Global Operations Review Tronox Technology Advantage Our Global TiO2 Operations Project Cornerstone Execution Capital Expenditures Environmental

Tronox TiO2 Production Advantages Proprietary Chloride Technology Developed in 1960s Produces very blue white - or clean white Tight particle distribution Five TiO2 Plants on Three Continents North America, Europe and Australia Ability to service all three major regions Common chloride technology across platforms Backward Integration to Mine at Australian Operations Access to high-quality ore Ability to beneficiate for our chloride facilities World-Class Sulfate Facility at Uerdingen, Germany Ability to produce and market specialty products New High Ilmenite Feed facility up and running

Location M Tonnes Hamilton 225 Savannah 110 Kwinana 110 Botlek 72 Uerdingen (sulfate) 107 Global Capacity 624 Global TiO2 Manufacturing Operations Strategically located plants effectively serve global markets Experienced operational management and plant-level leadership 1998 1999 2000 2001 2002 2003 2004 2005 East 442 455 498 472 516 540 580 589 Summary Historical Production (1) Nameplate Capacity (1) (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by joint venture partner.

Integrated Western Australia Operations Integrated Western Australia Operations

Project Cornerstone Execution Tom Adams Champion Cash Cost Team Marty Rowland Op Costs Steve Wachnowsky Supply-Chain Greg Thomas SG&A Robert Brown Cost of Quality Kelly Green Electrolytic Paul Gutwald Cash Team Mary Mikkelson Inventories Kelly Green Receivables John Romano Capital Marty Rowland Add'l Land Sales Robert Gibney Using Structured Program Management Process Single-point accountability Stage gate: project plans and tracking Metrics driven: implementation, savings Resourced, prioritized and visible

Project Cornerstone Execution Cash Cost Reductions Land Sales & Capital Program Inventory, Receivables & Payables Program Savings YTD + Forecast * Does not include BMI land sales to Centex Status Summary Teams on track or ahead of schedule Remain committed to target attainment Beginning to realize benefits in the bottom-line Savings to Date 89 119 109 99 129 139 $MM $MM *

2006 Capital Expenditures $90MM By Type 50% Mandatory, 50% Discretionary

Legacy Sites Financial Summary ($MM) Historical Cash Spend 2001 2002 2003 2004 2005 2006E $20-25 Estimate ($10) (71) $61 Net Pretax Spend $126 (11) $137 $111 (10) $121 Reimbursements Total Spend (1) (1) Estimates are based on 9/30/06 reserve balances. Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. $83 (15) $98 $35 (50) $85

Steve Wachnowsky - Vice President Global Operations

About our Savannah Plant Purchased Site in 2000 One of the Community's Largest Industrial Operations 1,600-acre Site Includes Chloride Titanium Dioxide Pigment Plant and Sulfuric Acid Plant Products Serve Multiple Tronox Market Segments and World Regions Paints and coatings, plastics and paper North America, Europe and Asia / Pacific Favorable Logistics - Inbound & Outbound Deepwater access to Savannah River Close proximity to GA Port Authority Serviced by two major railroads

Savannah Plant Wilmington River Property Boundary Elba Island N Savannah River Fort Jackson South Carolina Approximately 1 Mile

TiO2 - Chloride Process Chlorination Oxidation Finishing Ores Coke Chlorine Waste Treatment Treatment Chemicals Oxygen Packaging Warehousing Chlorine Chlorination React Ti bearing ore with chlorine and coke to form TiCl4 and metal chlorides Separate TiCl4 from metal chlorides and purify TiCl4 Oxidation Convert TiCl4 to TiO2 particles by reacting with oxygen Recycle chlorine back to chlorination Finishing Coat TiO2 particles with additives to provide desired properties based on market application Mill TiO2 to desirable particle size using steam

TRONOX INCORPORATED

TiO_2 - Sulfate Process


Titanium Raw Material (Ilmenite & Slag)
Scrap Iron
Digestion
Reduction
Crystallization
Hydrolysis
Filtration
Calcination/ Milling
Post-treatment
Copperas
Cement Industry
Water Treatment
IOX Pigment
Weak Acid
TiO2 Pigment
Different Industries
Waste acid
Concentrated Sulfuric Acid
Filter Salt
Cement Industry
Sulfuric Acid
Sulfur Dioxide
Cracking
Iron Oxide
Cement Industry

30

Cornerstone - Operations and Supply Chain Integrated Plan Mid-2006 Focused on All Manufacturing Cost Areas Efficiencies and usage (variable costs) Spending (fixed costs) Working capital reductions Global Approach Leverage ideas for quick results Six Sigma and Lean Manufacturing tools utilized Employee engagement

Foundation for Successful Cornerstone Implementation for Operations, Supply Chain Idea / Project Generation Employee Engagement Evaluation of Idea / Project Via Cause and Effect Matrix Stage Gate Zero: Project Details and Economics Microsoft Project for Project Implementation and Tracking Clear Sponsorship of Overall Cornerstone Projects Project Driven Resources Plant Leadership Clear Accountability for Results Regular Project Reviews Barrier Removal Driving Success 4-box Matrix Tool Progress Included in Plant Quarterly Reviews Financial Success Included in "Go Forward" Forecasts Support tools Accountability Monitoring

Case Study: Hydrogen By-Product Plant Synergies Hydrogen Efficiency 2003 2004 2005 2006 % Efficiency Approach: Formed Joint Team: Chlorate, Pigment at Hamilton H2 produced in chlorate plant Pigment plant can use H2 as fuel Developed integrated approach Cross-plant coordination Equipment modifications Exploiting Synergies H2 recoveries increased by 15% Fuel consumption reduced by 13% Status: Completed equipment upgrades Conducted cross-site trials On track $1MM annual savings

Case Study: Caustic Consumption Approach: Hamilton Plant Formed Cross-Sectional Employee Team Identified top consumers Determined theoretical vs. actual usage Developed equipment design and operating procedure strategies Educated operational teams Status Equipment design complete Operating strategy implemented On track for $1.8MM annualized savings 2005 1 1 1 Caustic Consumption Caustic / MT S e p - 2 0 0 6 J u l - 2 0 0 6 M a y - 2 0 0 6 M a r - 2 0 0 6 J a n - 2 0 0 6 N o v - 2 0 0 5 S e p - 2 0 0 5 J u l - 2 0 0 5 M a y - 2 0 0 5 M a r - 2 0 0 5 J a n - 2 0 0 5 2006

Case Study: Material Substitution 10% delta ~ $200M/yr. Approach: Location: Savannah plant Six Sigma Green Belt Project Plant team focused on: Maximizing low-cost limestone usage for neutralization of process waste (5X cheaper than pebble- lime) Utilized Six Sigma DMAIC Developed tracking model Completed required testing Implemented changes to process and procedures to solidify strategy Results: 69% avg. increase in limestone used for neutralization of process waste Status: Project implemented quickly Control plan in place On track to achieve >$200,000 annual savings

Question & Answer

Thank you for joining us today. If you have any questions after the conference, please contact Robert Gibney, VP Investor Relations and External Affairs 405-775-5105 or Robert.Gibney@tronox.com Value Beyond the Product